                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported: AUGUST 9, 2000

                              HYBRID NETWORKS, INC.
             (Exact name of registrant as specified in this charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

        0-23289                                      77-02520931
(Commission File Number)                 (I.R.S. Employer Identification Number)

                  6409 GUADALUPE MINES ROAD, SAN JOSE, CA 95120
               (Address of principal executive offices) (Zip Code)

                                 (408) 323-6500
              (Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS.

August 9, 2000

Company Press Release


             HYBRID NETWORKS NAMES JUD GOLDSMITH VP OF FINANCE, CFO

     SAN JOSE, Calif., Aug. 9, 2000 - Hybrid Networks Inc. (Nasdaq: HYBR), the worldwide leader in MMDS fixed broadband wireless Internet-access systems, today announced it has named Jud Goldsmith vice president of finance and chief financial officer.

     Goldsmith, 61, previously served as Hybrid's vice president of corporate development and has held senior management positions with the company since joining it in 1998. He replaces Thara Edson, who resigned to pursue other opportunities.

     "Jud's extensive experience with the business and investment communities will help our company execute its strategic plans for future growth," said Michael Greenbaum, president and CEO of Hybrid Networks. "We're confident that he is the right person to lead the company's financial activities as we work to improve performance and increase shareholder value."

Prior to joining Hybrid, Goldsmith worked with technology companies both as a manager and a consultant.

ABOUT HYBRID NETWORKS

     Headquartered in San Jose, Calif., Hybrid Networks Inc. designs, develops, manufactures and markets fixed broadband wireless systems that enable telecommunications companies, wireless systems operators and network service providers to offer high-speed Internet access to businesses and residences. Hybrid was first to market with proven technology and patented two-way wireless products that focus on the MMDS and WCS spectrum in the United States and similar spectrum abroad. The company's customers include Sprint, WorldCom, Look Communications and Andrew Corp. With systems in place in 51 markets worldwide, Hybrid is part of more fixed broadband wireless deployments than all of its competitors combined.

       For more information, call (408) 323-6215 or visit www.hybrid.com.


HYBRID NAMES NEW VICE PRESIDENT OF FINANCE, CFO 2-2-2

Some of the statements in this news release are forward-looking statements, and we caution our stockholders and others that these statements involve certain risks and uncertainties. Factors that may cause actual results to differ from expected results include, but are not limited to, the proposed rollouts not proceeding as currently anticipated, our need to raise additional working capital, the effects of competitive products and pricing, economic and political conditions that may impact customers' ability to fund purchases of our products and services, the company's ability to achieve the costs savings anticipated from cost-reduction programs, fluctuations in international exchange rates, the timing of cash payments and receipts, end-use demands for wireless communication services, and other business factors. For information regarding these risks and other related risks, see the "Risk Factors" section of Hybrid's most recent Form 10-K and Form 10-Q on file with the SEC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 15, 2000                 Hybrid Networks, Inc.


                                       By: /s/ Michael D. Greenbaum
                                           ----------------------------
                                           Michael D. Greenbaum
                                           Chief Executive Officer